September 8, 1999

                               SCHWARTZ VALUE FUND
                   SUPPLEMENT TO PROSPECTUS DATED MAY 5, 1999

       TO REPLACE THE MINIMUM INVESTMENT REQUIREMENT STATED IN "HOW TO PURCHASE SHARES" SECTION OF THE PROSPECTUS, AT PAGE 6


         Your initial investment in the Schwartz Value Fund (the "Fund") ordinarily must be $10,000. The Fund may, in Schwartz Investment Counsel, Inc.'s (the "Adviser") sole discretion, accept certain accounts with less than the stated minimum initial investment.